Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated February 28, 2012

To

Prospectus dated April 4, 2011

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 4, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Increase in Public Offering Price

On February 28, 2012, our board of directors approved an increase in our public offering price from $10.65 to $10.85 per share. This increase in our public offering price to $10.85 per share is effective as of our February 29, 2012 weekly closing. The purpose of this action was to ensure that our net asset value per share does not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended. As a result of the increase in our public offering price per share, our maximum sales load per share and the net proceeds per share will correspondingly increase from $1.065 to $1.085 and from $9.585 to $9.765, respectively.

Discussion of Expected Operating Results

The “Discussion of Expected Operating Results” section of the Prospectus is amended by adding the following as a new penultimate paragraph under the subsection captioned “Financial Condition, Liquidity and Capital Resources”:

On February 28, 2012, CCT Funding, entered into an amendment (the “Amendment”) to its credit facility to partially exercise the available accordion feature provided in the credit facility. The Amendment provides for the extension of a new tranche of commitments (the “Tranche B Loans”) with borrowings in an aggregate amount up to

$100,000,000, in addition to the existing $75,000,000 of available borrowings. The Tranche B Loans will generally bear interest based on a three-month adjusted London interbank offered rate for the relevant interest period, plus a spread of 2.35% per annum. Interest is payable monthly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 22, 2013.

Management

The table immediately before the section captioned “Interested Directors” under the section “Management — Board of Directors” is amended by replacing the row containing the following text: “Matthew W. King — 32— Director — 2010” with “Frederick M. Goltz — 41 — 2012”. Furthermore, the biographical information relating to Mr. Matthew W. King in the third and fourth paragraphs of the section captioned “Interested Directors” under the section “Management — Board of Directors” is replaced with the following:

Frederick M. Goltz serves as a Director, a position he has held since February 23, 2012. Mr. Goltz is a member of KKR & Co. He joined KKR & Co. in 1995 and currently serves as head of KKR & Co.’s mezzanine business. Mr. Goltz was previously co-head of KKR & Co.’s energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR & Co. in the energy sector, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. In addition, Mr. Goltz is currently serving as a Director of Energy Future Holdings Corp., Texas Competitive Electric Holdings Company LLC and Energy Future Competitive Holdings Company. Prior to joining KKR & Co. in 1995, Mr. Goltz was with Furman Selz Incorporated in its corporate finance department. From 1999 until 2007, Mr. Goltz also served as a member of the board of directors of Accuride Corporation. Mr. Goltz has a B.A. in History and B.S. in Economics with a concentration in Finance, magna cum laude, from the University of Pennsylvania, and an M.B.A. from INSEAD, Fontainebleau, France.

Mr. Goltz was selected as one of our two interested directors because of his prior experience on the board of directors of a public company. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership. Mr. Goltz also possesses experience in developing and executing operational improvements and conducting due diligence, which we believe will be invaluable to the oversight of our portfolio investment processes.

In addition, the second paragraph under the section “Management — Our Investment Advisors and Executive Officers” is amended by changing the reference to “Messrs. Sittema and King” to “Messrs. Sittema and Goltz”.